EXHIBIT 10.d

                          REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT is made and entered into as of March 25, 1998 by and among Sunbeam Corporation, a Delaware corporation (the "COMPANY"), and Morgan Stanley & Co. Incorporated (the "INITIAL PURCHASER") pursuant to the Purchase Agreement dated as of March 19, 1998 (the "PURCHASE AGREEMENT") among the Company and the Initial Purchaser. In order to induce the Initial Purchaser to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

     The Company agrees with the Initial Purchaser, (i) for its benefit as Initial Purchaser and (ii) for the benefit of the beneficial owners (including the Initial Purchaser) from time to time of the Debentures (as defined herein) and the beneficial owners from time to time of the Underlying Common Stock (as defined herein) issued upon conversion of the Debentures (as defined herein) (each of the foregoing, a "HOLDER" and together the "HOLDERS"), as follows:

     SECTION 1. DEFINITIONS. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

     AFFILIATE means with respect to any specified person, an "affiliate" of such person as defined in Rule 144.

     AMENDMENT EFFECTIVENESS DEADLINE DATE has the meaning set forth in Section 2(d) hereof.

     APPLICABLE CONVERSION PRICE means as of any date the Issue Price of $1,000 principal amount at maturity of Debentures plus the Original Issue Discount accrued thereon to such date divided by the Conversion Rate on such date.

     BUSINESS DAY means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

     COMMON EQUIVALENTS represented by any Registrable Securities means the sum of, without duplication, (i) the number of shares of Underlying Common Stock included in the Registrable Securities and (ii) the number of shares of Underlying Common Stock issuable upon conversion of the Debentures included in the Registrable Securities.


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     COMMON STOCK means the shares of common stock, $.01 par value per share, of the Company.

     CONVERSION RATE has the meaning assigned such term in the Indenture.

     DAMAGES ACCRUAL PERIOD has the meaning set forth in Section 2(e) hereof.

     DAMAGES PAYMENT DATE means each March 25 and September 25.

     DEBENTURES means the Zero Coupon Convertible Senior Subordinated Debentures due 2018 of the Company to be purchased by the Initial Purchaser pursuant to the Purchase Agreement.

     DEFERRAL NOTICE has the meaning set forth in Section 3(i) hereof.

     DEFERRAL PERIOD has the meaning set forth in Section 3(i) hereof.

     EFFECTIVENESS DEADLINE DATE has the meaning set forth in Section 2(a) hereof.

     EFFECTIVENESS PERIOD means the period commencing with the date hereof and ending on the date that all Registrable Securities have ceased to be Registrable Securities.

     EVENT has the meaning set forth in Section 2(e) hereof.

     EXCHANGE ACT means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

     FILING DEADLINE DATE has the meaning set forth in Section 2(a) hereof.

     HOLDER has the meaning set forth in the second paragraph of this Agreement.

     INDENTURE means the Indenture dated as of the date hereof between the Company and The Bank of New York, as trustee, pursuant to which the Debentures are being issued.

     INITIAL PURCHASER means Morgan Stanley & Co. Incorporated.

     INITIAL SHELF REGISTRATION STATEMENT has the meaning set forth in Section 2(a) hereof.

     ISSUE PRICE means $372.43, the original issue price of each $1,000 principal amount at maturity of the Debentures.


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     LIQUIDATED DAMAGES AMOUNT has the meaning set forth in Section 2(e) hereof.

     MATERIAL EVENT has the meaning set forth in Section 3(i) hereof.

     NOTICE AND QUESTIONNAIRE means a written notice delivered to the Company containing substantially the information called for by the Selling Securityholder Notice and Questionnaire attached as Appendix B to the Company's Offering Memorandum dated March 19, 1998 relating to the Debentures.

     NOTICE HOLDER means on any date any Holder that has delivered a Notice and Questionnaire and such other information as the Company may reasonably request to the Company on or prior to such date.

     ORIGINAL ISSUE DISCOUNT means 62.757%, the original issue discount from the principal amount of the Debentures payable at maturity at which the Debentures were initially offered to Initial Purchasers, expressed as a percentage of the principal amount of the Debentures payable at maturity.

     PROSPECTUS means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference in such Prospectus.

     PURCHASE AGREEMENT has the meaning set forth in the first paragraph of this Agreement.

     RECORD HOLDER means with respect to any Damages Payment Date relating to any Debenture or Underlying Common Stock as to which any Liquidated Damages Amount has accrued, the registered holder of such Debenture or Underlying Common Stock, as the case may be, 15 days prior to the next succeeding Damages Payment Date.

     REGISTRABLE SECURITIES means the Debentures and the Underlying Common Stock, until the Underlying Common Stock has been converted or exchanged, and, at all times subsequent to any such conversion or exchange of the Underlying Common Stock, any securities into or for which such securities have been converted or exchanged, and any security issued with respect thereto upon any stock dividend, split or similar event until, in the case of any such security,
(A) the earliest of (i) its sale under an effective Registration Statement, (ii) expiration of the holding period that would be applicable thereto under Rule 144(k) were it not held by an Affiliate of the Company or (iii) its sale pursuant to Rule 144, and (B) as a result of the event or circumstance described in any of the foregoing clauses (A)(i) through (A)(iii), the legends with respect to transfer


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restrictions required under the Indenture are removed or removable in accordance with the terms of the Indenture.

     REGISTRATION EXPENSES has the meaning set forth in Section 5 hereof.

     REGISTRATION STATEMENT means any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference in such registration statement.

     RULE 144 means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

     RULE 144A means Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

     SEC means the Securities and Exchange Commission.

     SECURITIES ACT means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

     SHELF REGISTRATION STATEMENT means the Initial Shelf Registration Statement or a Subsequent Shelf Registration Statement.

     SUBSEQUENT SHELF REGISTRATION STATEMENT has the meaning set forth in
Section 2(b) hereof.

     TRUSTEE means the Bank of New York (or any successor entity), as the Trustee under the Indenture.

     UNDERLYING COMMON STOCK means the Common Stock into which the Debentures are convertible or issued upon any such conversion.

     SECTION 2. SHELF REGISTRATION. (a) The Company shall prepare and file with the SEC, as soon as practicable but in any event by the date (the "FILING DEADLINE DATE") 90 days after the date hereof, a registration statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by Holders thereof of all of the Registrable Securities (the "INITIAL SHELF REGISTRATION STATEMENT"). The Initial Shelf Registration Statement shall be on Form S-3 or another appropriate form permitting registration of such Registrable Securities for resale by such Holders in accordance with the methods of distribution elected by the


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Holders and set forth in the Initial Shelf Registration Statement. The Company
shall use its best efforts to cause the Initial Shelf Registration Statement to become effective under the Securities Act as promptly as is practicable but in any event by the date (the "EFFECTIVENESS DEADLINE DATE") 180 days after the date hereof, and to keep the Initial Shelf Registration Statement continuously effective under the Securities Act until the expiration of the Effectiveness Period. At the time the Initial Shelf Registration Statement becomes effective, each Holder that became a Notice Holder on or prior to the date ten Business Days prior to such time of effectiveness shall be named as a selling securityholder in the Initial Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of Registrable Securities in accordance with applicable law.

         (b) If a Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period, the Company shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 30 days of such cessation of effectiveness amend the Shelf Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Shelf Registration Statement covering all of the securities that as of the date of such filing are Registrable Securities (a "SUBSEQUENT SHELF REGISTRATION STATEMENT"). If a Subsequent Shelf Registration Statement is filed, the Company shall use its best efforts to cause the Subsequent Shelf Registration Statement to become effective as promptly as is practicable after such filing and to keep the Subsequent Registration Statement continuously effective until the end of the Effectiveness Period.

         (c) The Company shall supplement and amend the Shelf Registration Statement if required by the Securities Act and, if the Company does not reasonably object, as reasonably requested by the Initial Purchaser or by the Trustee on behalf of the Holders.

         (d) Each Holder wishing to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus agrees to deliver a Notice and Questionnaire to the Company and such other information as the Company may reasonably request at least three Business Days prior to any intended distribution of Registrable Securities under the Shelf Registration Statement. From and after the date the Initial Shelf Registration Statement becomes effective, the Company shall, as promptly as is practicable after the date a Notice and Questionnaire is delivered, and in any event within five Business Days after such date:

              (i) if required by applicable law, file with the SEC a post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that the Holder delivering such Notice and Questionnaire is


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         named as a selling securityholder in the Shelf Registration
         Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of the Registrable Securities in accordance with applicable law and, if the Company shall file a post-effective amendment to the Shelf Registration Statement, use its best efforts to cause such post-effective amendment to become effective under the Securities Act as promptly as is practicable, but in any event by the date (the "AMENDMENT EFFECTIVENESS DEADLINE DATE") 45 days after the date such post-effective amendment is required by this clause to be filed;

              (ii) provide such Holder copies of any documents filed pursuant to
         Section 2(d)(i); and

              (iii) notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 2(d)(i);

PROVIDED that if such Notice and Questionnaire is delivered during a Deferral Period, the Company shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth in clauses (i), (ii) and
(iii) above upon expiration of the Deferral Period in accordance with Section 3(i). The Company shall be under no obligation to name any Holder that is not a Notice Holder as a selling securityholder in any Shelf Registration Statement or related Prospectus.

         (e) The parties hereto agree that the Holders will suffer damages, and that it would not be feasible to ascertain the extent of such damages with precision, if:

              (i) the Initial Shelf Registration Statement has not been filed on or prior to the Filing Deadline Date,

              (ii) the Initial Shelf Registration Statement has not become effective under the Securities Act on or prior to the Effectiveness Deadline Date,

              (iii) the Company has failed to perform its obligations set forth in Section 2(d) within the time period required,

              (iv) any post-effective amendment to a Shelf Registration Statement filed pursuant to Section 2(d)(i) has not become effective under the Securities Act on or prior to the Amendment Effectiveness Deadline Date,

              (v) the aggregate duration of Deferral Periods in any period exceeds the number of days permitted in respect of such period pursuant to Section 3(i) hereof or


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              (vi) the number of Deferral Periods in any period exceeds the number permitted in respect of such period pursuant to Section 3(i).

Each event described in any of the foregoing clauses (i) through (vi) is individually referred to herein as an "EVENT." For purposes of this Agreement, each Event set forth above shall begin and end on the dates set forth in the table set forth below:


TYPE OF
EVENT BY         BEGINNING                             ENDING
CLAUSE             DATE                                 DATE
(i)          Filing Deadline Date             the date the Initial Shelf
                                              Registration Statement is
                                              filed

(ii)         Effectiveness Deadline           the date the Initial Shelf
             Date                             Registration Statement
                                              becomes effective under
                                              the Securities Act

(iii)        the date by which the            the date the Company
             Company is required to           performs its obligations set
             perform its obligations          forth in Section 2(d)
             under Section 2(d)

(iv)         the Amendment                    the date the applicable
             Effectiveness Deadline           post-effective amendment
             Date                             to a Shelf Registration
                                              Statement becomes
                                              effective under the
                                              Securities Act

(v)          the date on which the            termination of the Deferral
             aggregate duration of            Period that caused the limit
             Deferral Periods in any          on the aggregate duration
             period exceeds the number        of Deferral Periods to be of
             days permitted by                exceeded
             Section 3(i)


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TYPE OF
EVENT BY         BEGINNING                             ENDING
CLAUSE             DATE                                 DATE
(vi)         the date of commencement         termination of the Deferral
             of a Deferral Period that        Period that caused the
             causes the number of             number of Deferral Periods
             Deferral Periods to excee        to exceed the number
             the number permitted by          permitted by Section 3(i)
             Section 3(i)

For purposes of this Agreement, Events shall begin on the dates set forth in the table above and shall continue until the ending dates set forth in the table above.

     Commencing on (and including) any date that an Event has begun and ending on (but excluding) the next date on which there are no Events that have occurred and are continuing (a "DAMAGES ACCRUAL PERIOD"), the Company shall pay, as liquidated damages and not as a penalty, to Record Holders of Registrable Securities an amount (the "LIQUIDATED DAMAGES AMOUNT") accruing, for each day in the Damages Accrual Period, (i) in respect of any Debenture, at a rate per annum equal to .25% during the first 90 days of a Damages Accrual Period and thereafter at a rate per annum equal to .5% on the sum of (A) the Issue Price of the Debenture plus (B) accrued Original Issue Discount thereon on such day and,
(ii) in respect of each share of Underlying Common Stock at a rate per annum equal to .25% for the first 90 days of a Damages Accrual Period and .5% thereafter on the Applicable Conversion Price on such date; PROVIDED that in the case of a Damages Accrual Period that is in effect solely as a result of an Event of the type described in clause (iii) or (iv) of the preceding paragraph, such Liquidated Damages Amount shall be paid only to the Holders (as set forth in the succeeding paragraph) that have delivered Notices and Questionnaires and such other information as the Company may reasonably request that caused the Company to incur the obligations set forth in Section 2(d) the non-performance of which is the basis of such Event. In calculating the Liquidated Damages Amount for on any date on which no Debentures are outstanding, the accrued Original Issue Discount, the Applicable Conversion Price and the Liquidated Damages Amount shall be calculated as if the Debentures were still outstanding. Notwithstanding the foregoing, no Liquidated Damages Amount shall accrue as to any Registrable Security from and after the earlier of (x) the date such security is no longer a Registrable Security and (y) expiration of the Effectiveness Period. The rate of accrual of the Liquidated Damages Amount with respect to any period shall not exceed the rate provided for in this paragraph notwithstanding the occurrence of multiple concurrent Events.


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     The Liquidated Damages Amount shall accrue from the first day of the applicable Damages Accrual Period, and shall be payable on each Damages Payment Date during the Damage Accrual Period (and on the Damages Payment Date next succeeding the end of the Damages Accrual Period if the Damage Accrual Period does not end on a Damages Payment Date) to the Record Holders of the Registrable Securities entitled thereto; PROVIDED that any Liquidated Damages Amount accrued with respect to any Debenture or portion thereof redeemed by the Company on a redemption date or converted into Underlying Common Stock on a conversion date prior to the Damages Payment Date, shall, in any such event, be paid instead to the Holder who submitted such Debenture or portion thereof for redemption or conversion on the applicable redemption date or conversion date, as the case may be, on such date (or promptly following the conversion date, in the case of conversion); PROVIDED FURTHER, that, in the case of an Event of the type described in clause (iii) or (iv) of the first paragraph of this Section 2(e), such Liquidated Damages Amount shall be paid only to the Holders entitled thereto pursuant to such first paragraph by check mailed to the address set forth in the Notice and Questionnaire delivered by such Holder. The Trustee shall be entitled, on behalf of registered holders of Debentures or Underlying Common Stock, to seek any available remedy for the enforcement of this Agreement, including for the payment of such Liquidated Damages Amount. Notwithstanding the foregoing, the parties agree that the sole damages payable for a violation of the terms of this Agreement with respect to which liquidated damages are expressly provided shall be such liquidated damages. Nothing shall preclude any Holder from pursuing or obtaining specific performance or other equitable relief with respect to this Agreement.

     All of the Company's obligations set forth in this Section 2(e) that are outstanding with respect to any Registrable Security at the time such security ceases to be a Registrable Security shall survive until such time as all such obligations with respect to such security have been satisfied in full notwithstanding termination of this Agreement pursuant to Section 8(k).

     The parties hereto agree that the liquidated damages provided for in this
Section 2(e) constitute a reasonable estimate of the damages that may be incurred by Holders of Registrable Securities by reason of the failure of a Shelf Registration Statement to be filed or declared effective or available (absolutely or as a practical matter) for effecting resales of Registrable Securities in accordance with the provisions hereof.

     SECTION 3. REGISTRATION PROCEDURES. In connection with the registration obligations of the Company under Section 2 hereof, the Company shall:

     (a) Before filing any Registration Statement or Prospectus or any amendments or supplements thereto with the SEC, furnish to the Initial Purchaser copies of all such documents proposed to be filed and use its best efforts to reflect in each such document when so filed with the SEC such comments as the Initial Purchaser reasonably shall


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propose and to which the Company does not reasonably object within two Business
Days of the delivery of such copies to the Initial Purchaser.

     (b) Prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective from the Effectiveness Deadline Date to the expiration of the Effectiveness Period; cause the related Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; use its best efforts to comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such Registration Statement until the expiration of the Effectiveness Period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or such Prospectus as so supplemented; cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the "TIA") not later than the effective date of any Shelf Registration Statement; and in connection therewith, cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and execute, and use its best efforts to cause the Trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner.

     (c) As promptly as practicable, give notice to the Notice Holders and the Initial Purchaser (i) when any Prospectus, prospectus supplement, Registration Statement or post-effective amendment to a Registration Statement has been filed with the SEC and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request, following the effectiveness of the Initial Shelf Registration Statement under the Securities Act, by the SEC or any other federal or state governmental authority for amendments or supplements to any Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of any Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) of the occurrence of a Material Event and (vi) of the determination by the Company that a post-effective amendment to a Registration Statement would be appropriate, which notice may, at the discretion of the Company (or as required pursuant to Section 3(i)), state that it constitutes a Deferral Notice, in which event the provisions of Section 3(i) shall apply.

     (d) Use its best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement or the lifting of any suspension of the


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qualification (or exemption from qualification) of any of the Registrable
Securities for sale in any jurisdiction in which they have been qualified for sale, in either case at the earliest possible moment.

     (e) If reasonably requested by the Initial Purchaser or any Notice Holder, as promptly as practicable incorporate in a prospectus supplement or post-effective amendment to a Registration Statement such information as the Initial Purchaser or such Notice Holder shall, on the basis of an opinion of nationally-recognized counsel experienced in such matters, determine to be required to be included therein by applicable law and make any required filings of such prospectus supplement or such post-effective amendment; PROVIDED that the Company shall not be required to take any actions under this Section 3(e) that are not, in the reasonable opinion of counsel for the Company, in compliance with applicable law.

     (f) As promptly as practicable furnish to each Notice Holder and the Initial Purchaser, without charge, at least one conformed copy of any Registration Statement and any amendment thereto, including exhibits, and all documents incorporated or deemed to be incorporated therein by reference.

     (g) Deliver to each Notice Holder in connection with any sale of Registrable Securities pursuant to a Registration Statement, without charge, as many copies of the Prospectus relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such Notice Holder may reasonably request; and the Company hereby consents to the use of the Prospectus and each amendment or supplement thereto by each Notice Holder in connection with any offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto in the manner set forth therein.

     (h) Prior to any public offering of the Registrable Securities, register or qualify or cooperate with the Notice Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Notice Holder reasonably requests in writing (which request may be included in the Notice and Questionnaire); keep each such registration or qualification (or exemption therefrom) effective during the period that a Shelf Registration Statement is required to be effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities in the manner set forth in the applicable Registration Statement and the related Prospectus; PROVIDED that in no event shall the Company be obligated to (i) qualify as a foreign corporation in any jurisdiction in which it would not otherwise be so required to qualify but for this Section 3(h) or (ii) file any general consent to service of process in any jurisdiction where it is not as of the date hereof not so subject.


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         (i) Upon (A) the issuance by the SEC of a stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of proceedings with respect to the Shelf Registration Statement under Section 8(d) or 8(e) of the Securities Act, (B) the occurrence of any event or the existence of any fact (a "MATERIAL EVENT") as a result of which any Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (C) the occurrence or existence of any pending corporate development or public filing with the Commission that, in the sole discretion of the Company, makes it appropriate to suspend the availability of the Shelf Registration Statement and the related Prospectus:

              (i) in the case of clause (B) above, subject to the next sentence, as promptly as practicable prepare and file, if necessary pursuant to applicable law, a post-effective amendment to such Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Registration Statement and Prospectus so that such Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading (except for an untrue statement of a material fact or omission of a material fact made in reliance on and in conformity with written information furnished to the Company by or on behalf of Notice Holders specifically for use therein), and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except for an untrue statement of a material fact or omission of a material fact made in reliance on and in conformity with written information furnished to the Company by or on behalf of Notice Holders specifically for use therein), as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post-effective amendment to a Registration Statement, subject to the next sentence, use their best efforts to cause it to become effective as promptly as is practicable, and

              (ii) give notice to the Notice Holders that the availability of the Shelf Registration Statement is suspended (a "DEFERRAL NOTICE") and, upon receipt of any Deferral Notice, each Notice Holder shall not sell any Registrable Securities pursuant to the Registration Statement until such Notice Holder's receipt of copies of the supplemented or amended Prospectus provided for in clause (i) above, or until it is advised in writing by the Company that the Prospectus may be used, and


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         has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus.

The Company will use its best efforts to ensure that the use of the Prospectus may be resumed (x) in the case of clause (A) above, as promptly as is practicable, (y) in the case of clause (B) above, as soon as, in the sole judgment of the Company, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of the Company or, if necessary to avoid unreasonable burden or expense, as soon as practicable thereafter and (z) in the case of clause (C) above, as soon as, in the sole discretion of the Company, such suspension is no longer appropriate. The Company shall be entitled to exercise its right under this Section 3(i) to suspend the availability of the Shelf Registration Statement or any Prospectus, without incurring any obligation to pay liquidated damages pursuant to Section 2(e), no more than one time in any three month period or three times in any twelve month period, and the period during which the availability of the Registration Statement and any Prospectus is suspended (the "DEFERRAL PERIOD") shall, without incurring any obligation to pay liquidated damages pursuant to Section 2(e), not exceed thirty days; PROVIDED that in the case of a Material Event relating to (I) an acquisition or a probable acquisition meeting the significance test of Rule 3-05(b)(2)(iv) of Regulation S-X under the Securities Act, (II) a financing or (III) a similar transaction, the Company may, without incurring any obligation to pay liquidated damages pursuant to Section 2(e), deliver to Notice Holders a second certificate to the effect set forth above, which shall have the effect of extending the Deferral Period by up to an additional 30 days, or such shorter period of time as is specified in such second notice; PROVIDED that the aggregate duration of any Deferral Periods shall not, without incurring any obligation to pay liquidated damages pursuant to Section 2(e), exceed 60 days in any three month period or 90 days in any 12 month period.

     (j) If requested in connection with a disposition of Registrable Securities pursuant to a Registration Statement, make reasonably available for inspection by the Notice Holders of such Registrable Securities and any broker-dealers, attorneys and accountants retained by such Notice Holders, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the executive officers, directors and designated employees of the Company and its subsidiaries to make reasonably available for inspection all relevant information reasonably requested by such Notice Holders or any such broker-dealers, attorneys or accountants in connection with such disposition, in each case as is customary for similar "due diligence" examinations; PROVIDED, that any information that is designated by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such Notice Holders or any such broker-dealer, attorney or accountant, unless such disclosure is made in connection with a court proceeding or is required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality; PROVIDED, FURTHER, that the foregoing inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of the Notice Holders and the other parties entitled thereto by one counsel designated by and on behalf of such Notice Holders and such other parties reasonably acceptable to the Company.

     (k) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earning statements (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company commencing after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

     (l) Cooperate with each Notice Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement, which certificates shall not bear any restrictive legends, and cause such Registrable Securities to be in such denominations and registered in such names as such Notice Holder may request.

     (m) Provide a CUSIP number for all Registrable Securities not later than the effective date of the Initial Shelf Registration Statement and provide the Trustee and the transfer agent for the Common Stock with printed certificates for the Registrable Securities that are in a form eligible for deposit with the Depository Trust Company.

     (n) Provide such information as is required for any filings required to be made with the National Association of Securities Dealers, Inc.

     (o) Upon (i) the filing of the Initial Shelf Registration Statement and
(ii) the effectiveness of the Initial Shelf Registration Statement, announce the same, in each case by release to Reuters Economic Services and Bloomberg Business News.

      SECTION 4. HOLDER'S OBLIGATIONS. Each Holder agrees, by acquisition of the Registrable Securities, that no Holder of Registrable Securities shall be entitled to sell any of such Registrable Securities pursuant to a Registration Statement or to receive a Prospectus relating thereto, unless such Holder has furnished the Company with a Notice and Questionnaire as required pursuant to
Section 2(d) hereof (including the information required to be included in such Notice and Questionnaire) and the information set forth in the next sentence. Each Notice Holder shall promptly furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Notice Holder not misleading and any other information regarding such Notice Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request. Any sale of any Registrable Securities by any Holder shall constitute a representation and warranty by such Holder that the information relating to such Holder and its plan of distribution is as set forth in the Prospectus delivered by such Holder in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to or provided by such Holder or its plan of distribution and that such Prospectus does not as of the time of such sale omit to state any material fact relating to or provided by such Holder or its plan of distribution necessary to make the statements in such Prospectus, in the light of the circumstances under which they were made, not misleading.

      SECTION 5. REGISTRATION EXPENSES. The Company shall bear all fees and expenses incurred in connection with the performance by the Company of its obligations under Sections 2 and 3 whether or not any Registration Statement becomes effective. Such fees and expenses shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (x) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (y) to comply with federal and state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of the counsel specified in the next sentence in connection with Blue Sky qualifications of the Registrable Securities under the laws of such jurisdictions as the Notice Holders may designate pursuant to Section 3(h)),
(ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company, (iii) duplication expenses relating to copies of any Registration Statement or Prospectus delivered to any Holders hereunder, (iv) fees and disbursements of counsel for the Company in connection with the Shelf Registration Statement, (v) reasonable fees and disbursements of the Trustee and of the registrar and transfer agent for the Common Stock and (vi) Securities Act liability insurance obtained by the Company in its sole discretion. In addition, the Company shall bear or reimburse the Notice Holders for the reasonable fees and disbursements of one firm of legal counsel for the Holders, which shall initially be Davis Polk & Wardwell, but which may, with the written consent of the Initial Purchaser (which shall not be unreasonably withheld), be another nationally recognized law firm experienced in securities law matters designated by the Company. In addition, the Company shall pay the internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange on which similar securities of the Company are then listed and the fees and expenses of any person, including special experts, retained by the Company. Notwithstanding the provisions of this
Section 5, each seller of Registrable Securities shall pay all registration expenses to the extent the Company is prohibited by applicable Blue Sky laws from paying for or on behalf of such seller of Registrable Securities.

     SECTION 6. INDEMNITY AND CONTRIBUTION. (a) The Company agrees to indemnify and hold harmless each Notice Holder and each person, if any, who controls any Notice

Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Holder furnished to the Company in writing by such Holder expressly for use therein; PROVIDED, HOWEVER, that the foregoing indemnity agreement with respect to any preliminary prospectus or Prospectus shall not inure to the benefit of any Notice Holder from whom the person asserting any such losses, claims, damages or liabilities purchased Registrable Securities, or any person controlling such Notice Holder, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Notice Holder to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Registrable Securities to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company with Section 3(b), 3(e) and 3(i).

     (b) Each Holder agrees severally, and not jointly, to indemnify and hold harmless the Company, its directors and its officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to such Holder, but only with reference to information relating to such Holder furnished in writing by such Holder to the Company expressly for use in such Registration Statement or Prospectus; PROVIDED that with respect to any amount due to an indemnified person under this paragraph (b), each Holder shall be liable only to the extent of the net proceeds received by such Holder upon the sale of the Registrable Securities pursuant to the Registration Statement giving rise to such indemnification obligation.

     (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 6(a) or 6(b), such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing. If an indemnifying party so elects within a reasonable time after receipt of such notice, an indemnifying party, severally or jointly with any other indemnifying parties receiving such notice, may assume the defense of such proceeding with counsel chosen by it and reasonably acceptable to the indemnified parties, PROVIDED that if (i) representation of such indemnified party by the same counsel would present a conflict of interest or (ii) the actual or potential parties (including impleaded parties) to, or targets of, any such proceeding included both the indemnified party and the indemnifying party and any such indemnified party reasonably determines that there may be legal defenses available to such indemnified party which are different from or in addition to those available to such indemnifying party, then the indemnifying parties shall not be entitled to assume such defense. If an indemnifying party is not entitled to assume the defense of such proceeding as a result of the proviso to the preceding sentence, the indemnified party or parties shall be entitled to conduct the defense of such indemnified party or parties with counsel of its choice. If an indemnifying party assumes the defense of such action, in accordance with and as permitted by the provisions of this Section 6(c), such indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all indemnified parties, and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by, in the case of parties indemnified pursuant to Section 6(a), the Holders of a majority of the Common Equivalents represented by the Registrable Securities that were sold under the Registration Statement and gave rise to the indemnity claim pursuant to Section 6(a) and, in the case of parties indemnified pursuant to Section 6(b), the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, an indemnifying party shall not be liable for any settlement of the nature contemplated by this Section 6(c) effected without its consent if such indemnifying party (i) reimburses such indemnified party in accordance with such request to the extent it considers such request to be reasonable and (ii) provides written notice to the indemnified party substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     (d) To the extent that the indemnification provided for under Section 6(a) or 6(b) hereof is unavailable to an indemnified party or is insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company shall be deemed to be equal to the total net proceeds from the initial placement pursuant to the Purchase Agreement (before deducting expenses) of the Registrable Securities to which such losses, claims, damages or liabilities relate. The relative benefits received by any Holder shall be deemed to be equal to the value of receiving Registrable Securities that are registered under the Securities Act. The relative fault of the Holders on the one hand and the Company on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Holders or by the Company and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Holders' respective obligations to contribute pursuant to this paragraph are several in proportion to the respective number of Registrable Securities they have sold pursuant to a Registration Statement giving rise to the loss, claim, damage or liability, and not joint.

      The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by PRO RATA allocation or by any other method or allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding this Section 6(d), an indemnifying party that is a Holder selling Registrable Securities shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such indemnifying party and distributed to the public were offered to the public exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (e) The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or equity, including those available under the Purchase Agreement or otherwise.

     (f) The indemnity and contribution provisions contained in this Section 6 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder or any person controlling any Holder, or the Company, or the Company's officers or directors or any person controlling the Company and (iii) the sale of any Registrable Securities by any Holder.

      SECTION 7. INFORMATION REQUIREMENTS. If at any time before the end of the Effectiveness Period the Company is not subject to the reporting requirements of the Exchange Act, it will cooperate with any Holder of Registrable Securities and take such further reasonable action as any Holder of Registrable Securities may reasonably request (including, without limitation, making such reasonable representations as any such Holder may reasonably request), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 and Rule 144A under the Securities Act. Nothing in this Section 7 shall be deemed to require the Company to register any of its securities under the Exchange Act.

      SECTION 8.  MISCELLANEOUS.

     (a) NO CONFLICTING AGREEMENTS. The Company is not, as of the date hereof, nor shall it, on or after the date of this Agreement, enter into any agreement with respect to its securities that conflicts with the rights granted to the Holders in this Agreement. The Company represents and warrants that the rights granted to the Holders hereunder do not in any way conflict with the rights granted to the holders of the Company's securities under any other agreements.

     (b) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of a majority of the Common Equivalents represented by the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities being sold by such Holders pursuant to such Registration Statement; PROVIDED that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

     (c) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, by telecopier, by courier guaranteeing overnight delivery or by first-class mail, return receipt requested, and shall be deemed given (i) when made, if made by hand delivery,
(ii) upon confirmation, if made by telecopier, (iii) one Business Day after being deposited with such courier, if made by overnight courier or (iv) on the date indicated on the notice of receipt, if made by first-class mail, to the parties as follows:

              (x) if to a Holder of Registrable Securities, at the most current address given by such Holder to the Company in a Notice and Questionnaire or any amendment thereto;

              (y) if to the Company, to:

                  Sunbeam Corporation
                  1615 South Congress Avenue
                  Suite 200
                  Delray Beach, Florida 33445
                  Attention: Associate General Counsel
                  Telecopy No.: 561-243-2263

                  and

              (z) if to the Initial Purchaser, to:
                  Morgan Stanley & Co. Incorporated
                  1585 Broadway
                  New York, New York
                  Attention: Syndicate Department Convertibles Desk
                  Telecopy No: 212-761-0538
or to such other address as such person may have furnished to the other persons identified in this Section 8(c) in writing in accordance herewith.

     (d) APPROVAL OF HOLDERS. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) (other than the Initial Purchaser or subsequent Holders of Registrable Securities if such subsequent Holders are deemed to be such affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

     (e) SUCCESSORS AND ASSIGNS. Any person who purchases any Registrable Securities from the Initial Purchaser shall be deemed, for purposes of this Agreement, to be an assignee of the Initial Purchaser. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties and shall inure to the benefit of and be binding upon each Holder of any Registrable Securities.

     (f) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be original and all of which taken together shall constitute one and the same agreement.

     (g) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (h) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles thereof.

     (i) SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

     (j) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by the Company with respect to the Registrable Securities. Except as provided in the Purchase Agreement, there are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and undertakings among the parties with respect to such registration rights. No party hereto shall have any rights, duties or obligations other than those specifically set forth in this Agreement.

     (k) TERMINATION. This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Effectiveness Period, except for any liabilities or obligations under Sections 4, 5 or 6 hereof and the obligations to make payments of and provide for liquidated damages under Section 2(e) hereof to the extent such damages accrue prior to the end of the Effectiveness Period, each of which shall remain in effect in accordance with their terms.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                              SUNBEAM CORPORATION



                              By: /s/ David C. Fannin
                             ---------------------------
                            Name: /s/ David C. Fannin
                           Title: Executive Vice President



Accepted as of the date first above written:



MORGAN STANLEY & CO. INCORPORATED
(for its benefit and for the benefit of the Holders)



By:   /s/ Andre Savarie
--------------------------
 Name:  /s/ Andre Savarie
 Title: Vice President